Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended June 30, 2019

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Global P&C Results—Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended June 30			Constant $	Constant $	Six months ended June 30			Constant $	Constant $
	2019	2018	% Change	2018	% Change	2019	2018	% Change	2018	% Change

Gross premiums written	$10,355	$9,929	4.3%	$9,769	6.0%	$19,466	$18,662	4.3%	$18,340	6.1%
Net premiums written	$8,343	$8,015	4.1%	$7,876	5.9%	$15,656	$15,119	3.5%	$14,836	5.5%
P&C net premiums written	$7,764	$7,450	4.2%	$7,322	6.0%	$14,498	$13,995	3.6%	$13,731	5.6%
Global P&C net premiums written	$7,298	$7,062	3.3%	$6,934	5.3%	$13,902	$13,499	3.0%	$13,235	5.0%
Net premiums earned	$7,891	$7,664	3.0%	$7,522	4.9%	$15,028	$14,691	2.3%	$14,408	4.3%
Net investment income (1)	$859	$828	3.8%	$821	4.7%	$1,695	$1,634	3.8%	$1,620	4.6%
Adjusted net investment income (1)	$902	$890	1.4%	$883	2.1%	$1,784	$1,767	1.0%	$1,753	1.7%
Interest expense (2)	$140	$167	-16.4%	$166	-15.8%	$280	$324	-13.7%	$323	-13.3%
Adjusted interest expense (2)	$145	$177	-17.9%	$176	-17.4%	$290	$346	-16.1%	$345	-15.7%
Core operating income	$1,195	$1,253	-4.7%	$1,230	-3.0%	$2,365	$2,350	0.6%	$2,304	2.6%
Net income	$1,150	$1,294	-11.1%			$2,190	$2,376	-7.8%
Operating cash flow	$1,386	$1,646				$2,708	$2,197
P&C combined ratio
Loss and loss expense ratio	61.7%	60.4%				60.6%	60.2%
Policy acquisition cost and administrative expense ratio	28.4%	28.0%				29.0%	29.0%

Combined ratio	90.1%	88.4%				89.6%	89.2%
Current Accident Year (CAY) P&C combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	60.5%	60.0%				59.6%	58.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.4%	28.1%				29.1%	28.9%

CAY combined ratio ex Cats	88.9%	88.1%				88.7%	87.8%
ROE	8.7%	10.1%				8.4%	9.3%
Core operating return on equity (ROE)	9.3%	9.8%				9.2%	9.3%
Core operating return on tangible equity (ROTE)	15.2%	16.3%				15.2%	15.5%
Effective tax rate	15.3%	14.4%				15.3%	12.9%
Core operating effective tax rate	15.3%	14.8%				15.0%	13.5%
Diluted earnings per share
Net income	$2.50	$2.76	-9.4%			$4.75	$5.07	-6.3%
Core operating income	$2.60	$2.68	-3.0%			$5.13	$5.01	2.4%
Weighted average basic common shares outstanding	457.2	465.3				458.0	465.5
Weighted average diluted common shares outstanding	460.2	468.4				460.9	469.0

									% Change
								December 31	2Q-19 vs.
								2018	4Q-18
Book value per common share						$117.97		$109.56	7.7%
Tangible book value per common share						$73.74		$65.89	11.9%
Total hybrid & financial debt/capitalization						20.3%	20.5%	20.4%

(1)	Q2 2019 and YTD 2019 include $3 million and $5 million, respectively, of interest income on notional pool programs, compared with $34 million and $58 million, respectively, prior year.
(2)	Q2 2019 and YTD 2019 include $nil of interest expense on notional pool programs, compared with $31 million and $53 million, respectively, prior year.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Gross premiums written	$10,355	$9,111	$9,252	$10,054	$9,929	$19,466	$18,662	$37,968
Net premiums written	8,343	7,313	7,350	8,110	8,015	15,656	15,119	30,579
Net premiums earned	7,891	7,137	7,465	7,908	7,664	15,028	14,691	30,064
Adjusted losses and loss expenses (1)	4,708	4,099	4,615	4,876	4,479	8,807	8,579	18,070
Realized (gains) losses on crop derivatives	(7)	1	5	8	(8)	(6)	(10)	3

Losses and loss expenses	4,715	4,098	4,610	4,868	4,487	8,813	8,589	18,067
Policy benefits	161	196	162	127	150	357	301	590
Policy acquisition costs	1,544	1,464	1,480	1,504	1,464	3,008	2,928	5,912
Administrative expenses	758	710	728	719	747	1,468	1,439	2,886
Adjusted net investment income (2)	902	882	903	883	890	1,784	1,767	3,553
Amortization expense of fair value adjustment on acquired invested assets	(43)	(46)	(55)	(60)	(62)	(89)	(133)	(248)

Net investment income	859	836	848	823	828	1,695	1,634	3,305
Adjusted realized gains (losses) (3)	(230)	(96)	(682)	27	10	(326)	6	(649)
Realized gains (losses) on crop derivatives	7	(1)	(5)	(8)	8	6	10	(3)

Net realized gains (losses)	(223)	(97)	(687)	19	18	(320)	16	(652)
Adjusted interest expense (4)	145	145	158	170	177	290	346	674
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(6)	(10)	(10)	(22)	(33)

Interest expense	140	140	153	164	167	280	324	641
Gains (losses) from fair value changes in separate account assets	(3)	30	(20)	(14)	(10)	27	(4)	(38)
Net realized gains (losses) related to unconsolidated entities	219	(4)	139	152	96	215	140	431
Other income (expense)—operating	14	13	8	7	29	27	26	41

Other income (expense)	230	39	127	145	115	269	162	434
Amortization expense of purchased intangibles	77	76	86	83	85	153	170	339
Chubb integration expenses	4	3	20	16	13	7	23	59
Income tax expense	208	188	159	183	218	396	353	695

Net income	$1,150	$1,040	$355	$1,231	$1,294	$2,190	$2,376	$3,962

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets.
(3)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(4)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,743	$8,500	$8,638	$9,455	$9,330	$18,243	$17,471	$35,564
Net premiums written	7,764	6,734	6,768	7,546	7,450	14,498	13,995	28,309
Net premiums earned	7,320	6,576	6,890	7,357	7,112	13,896	13,599	27,846
Adjusted losses and loss expenses	4,519	3,897	4,433	4,681	4,295	8,416	8,190	17,304
Policy acquisition costs	1,394	1,336	1,328	1,365	1,326	2,730	2,662	5,355
Administrative expenses	680	631	653	642	667	1,311	1,281	2,576

P&C Underwriting income	$727	$712	$476	$669	$824	$1,439	$1,466	$2,611

P&C CAY Underwriting income ex Cats	$814	$758	$808	$876	$844	$1,572	$1,657	$3,341
% Change versus prior year period
Net premiums written	4.2%	2.9%	4.2%	2.5%	5.6%	3.6%	5.7%	4.4%
Net premiums earned	2.9%	1.4%	3.4%	1.0%	5.8%	2.2%	4.7%	3.4%
Net premiums written constant $	6.0%	5.1%	5.8%	2.8%	4.1%	5.6%	3.7%	4.0%
Net premiums earned constant $	4.9%	3.5%	4.9%	1.4%	4.0%	4.2%	2.9%	3.0%
P&C combined ratio
Loss and loss expense ratio	61.7%	59.3%	64.3%	63.6%	60.4%	60.6%	60.2%	62.1%
Policy acquisition cost ratio	19.1%	20.3%	19.3%	18.6%	18.6%	19.6%	19.6%	19.2%
Administrative expense ratio	9.3%	9.6%	9.5%	8.7%	9.4%	9.4%	9.4%	9.3%

Combined ratio	90.1%	89.2%	93.1%	90.9%	88.4%	89.6%	89.2%	90.6%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	60.5%	58.6%	59.5%	61.1%	60.0%	59.6%	58.9%	59.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.4%	29.9%	28.8%	27.1%	28.1%	29.1%	28.9%	28.4%

CAY combined ratio ex Cats	88.9%	88.5%	88.3%	88.2%	88.1%	88.7%	87.8%	88.0%

Other ratios
Net premiums written/gross premiums written	80%	79%	78%	80%	80%	79%	80%	80%
Expense ratio	28.4%	29.9%	28.8%	27.3%	28.0%	29.0%	29.0%	28.5%
Expense ratio excluding A&H	26.3%	28.0%	26.6%	25.2%	25.9%	27.1%	26.9%	26.4%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$—	$(8)	$4	$—	$—	$—	$(4)
Catastrophe losses—pre-tax	$275	$250	$577	$454	$211	$525	$591	$1,622
Favorable prior period development (PPD)—pre-tax	$(188)	$(204)	$(253)	$(243)	$(191)	$(392)	$(400)	$(896)
Impact of catastrophe losses on P&C combined ratio—Unfavorable	3.8%	3.8%	8.5%	6.1%	3.0%	3.8%	4.4%	5.9%
Impact of PPD on P&C combined ratio—Favorable	-2.6%	-3.1%	-3.7%	-3.4%	-2.7%	-2.9%	-3.0%	-3.3%
Impact of Cats and PPD on P&C combined ratio—Unfavorable	1.2%	0.7%	4.8%	2.7%	0.3%	0.9%	1.4%	2.6%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Global P&C Underwriting income
Gross premiums written	$9,101	$8,281	$8,365	$8,185	$8,787	$17,382	$16,723	$33,273
Net premiums written	7,298	6,604	6,571	6,662	7,062	13,902	13,499	26,732
Net premiums earned	6,942	6,521	6,572	6,500	6,761	13,463	13,205	26,277
Adjusted losses and loss expenses	4,210	3,923	4,272	3,954	4,014	8,133	7,964	16,190
Policy acquisition costs	1,367	1,329	1,323	1,316	1,300	2,696	2,637	5,276
Administrative expenses	676	630	662	640	666	1,306	1,283	2,585

Global P&C Underwriting income	$689	$639	$315	$590	$781	$1,328	$1,321	$2,226

Global P&C CAY Underwriting income ex Cats	$774	$744	$670	$790	$799	$1,518	$1,585	$3,045
% Change versus prior year period
Net premiums written	3.3%	2.6%	3.2%	3.5%	6.1%	3.0%	5.6%	4.5%
Net premiums earned	2.7%	1.2%	2.5%	1.8%	6.0%	2.0%	4.5%	3.3%
Net premiums written constant $	5.3%	4.8%	4.8%	3.9%	4.6%	5.0%	3.6%	4.0%
Net premiums earned constant $	4.7%	3.3%	4.0%	2.2%	4.1%	4.0%	2.7%	2.9%
Combined ratio
Loss and loss expense ratio	60.6%	60.2%	65.0%	60.8%	59.4%	60.4%	60.3%	61.6%
Policy acquisition cost ratio	19.7%	20.4%	20.1%	20.2%	19.2%	20.0%	20.0%	20.1%
Administrative expense ratio	9.8%	9.6%	10.1%	9.9%	9.8%	9.7%	9.7%	9.8%

Combined ratio	90.1%	90.2%	95.2%	90.9%	88.4%	90.1%	90.0%	91.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	59.4%	58.5%	59.7%	58.1%	59.0%	58.9%	58.3%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.4%	30.1%	30.1%	29.8%	29.2%	29.8%	29.7%	29.8%

CAY combined ratio ex Cats	88.8%	88.6%	89.8%	87.9%	88.2%	88.7%	88.0%	88.4%

Other ratios
Net premiums written/gross premiums written	80%	80%	79%	81%	80%	80%	81%	80%
Expense ratio	29.5%	30.0%	30.2%	30.1%	29.0%	29.7%	29.7%	29.9%
Expense ratio excluding A&H	27.4%	28.1%	28.2%	28.1%	27.0%	27.8%	27.6%	27.8%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$—	$—	$(8)	$4	$—	$—	$—	$(4)
Catastrophe losses—pre-tax	$273	$248	$567	$446	$209	$521	$588	$1,601
Favorable prior period development (PPD)—pre-tax	$(188)	$(143)	$(220)	$(242)	$(191)	$(331)	$(324)	$(786)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	June 30	March 31	December 31
	2019	2019	2018
Assets
Fixed maturities available for sale, at fair value	$82,410	$80,663	$78,470
Fixed maturities held to maturity, at amortized cost	12,838	13,136	13,435
Equity securities, at fair value	715	821	770
Short-term investments, at fair value	3,808	3,078	3,016
Other investments	5,968	5,562	5,277

Total investments	105,739	103,260	100,968
Cash	1,270	1,271	1,247
Securities lending collateral	1,727	1,861	1,926
Insurance and reinsurance balances receivable	10,935	9,826	10,075
Reinsurance recoverable on losses and loss expenses	15,445	16,137	15,993
Deferred policy acquisition costs	5,113	5,008	4,922
Value of business acquired	280	289	295
Prepaid reinsurance premiums	2,765	2,698	2,544
Goodwill and other intangible assets	21,566	21,419	21,414
Investments in partially-owned insurance companies	1,050	708	678
Other assets	8,626	8,870	7,709

Total assets	$174,516	$171,347	$167,771

Liabilities
Unpaid losses and loss expenses	$63,205	$63,143	$62,960
Unearned premiums	16,403	15,909	15,532
Future policy benefits	5,568	5,552	5,506
Insurance and reinsurance balances payable	6,371	6,469	6,437
Securities lending payable	1,727	1,861	1,926
Accounts payable, accrued expenses, and other liabilities	13,055	12,629	11,890
Deferred tax liabilities	697	541	304
Short-term debt	9	509	509
Long-term debt	13,371	12,071	12,087
Trust preferred securities	308	308	308

Total liabilities	120,714	118,992	117,459
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	53,663	53,125	52,760
Accumulated other comprehensive income (loss) (AOCI)	139	(770)	(2,448)

Total shareholders’ equity	53,802	52,355	50,312

Total liabilities and shareholders’ equity	$174,516	$171,347	$167,771

Book value per common share	$117.97	$114.27	$109.56
% change over prior quarter	3.2%	4.3%	-0.8%
Tangible book value per common share	$73.74	$70.46	$65.89
% change over prior quarter	4.7%	6.9%	-1.4%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $	YTD	YTD		Constant $
	2Q-19	2Q-18	% Change	% Change	2019	2018	% Change	% Change
Net premiums written
Commercial multiple peril (1)	$254	$243	4.6%	4.6%	$473	$443	6.6%	6.6%
Commercial casualty	1,472	1,402	5.0%	6.3%	2,672	2,503	6.7%	8.1%
Workers’ compensation	482	454	6.2%	6.2%	1,075	1,076	-0.1%	-0.1%
Professional liability	909	889	2.2%	4.0%	1,695	1,662	2.0%	3.7%
Surety	156	161	-3.0%	-0.6%	308	322	-4.2%	-1.6%
Property and other short-tail lines	1,186	1,072	10.5%	13.4%	2,343	2,159	8.5%	11.4%

Total Commercial P&C (2)	4,459	4,221	5.6%	7.2%	8,566	8,165	4.9%	6.5%
Agriculture	466	388	20.1%	20.1%	596	496	20.1%	20.1%
Personal automobile	473	456	3.8%	5.1%	894	854	4.8%	6.4%
Personal homeowners	968	982	-1.4%	-0.9%	1,711	1,720	-0.5%	-0.1%
Personal other	383	389	-1.5%	3.0%	751	776	-3.2%	1.0%

Total Personal lines	1,824	1,827	-0.2%	1.4%	3,356	3,350	0.2%	1.8%
Total Property and Casualty lines	6,749	6,436	4.9%	6.4%	12,518	12,011	4.2%	5.8%
Global A&H lines (3)	1,130	1,116	1.3%	4.9%	2,203	2,188	0.7%	5.0%
Reinsurance lines	197	197	0.2%	1.3%	399	390	2.3%	3.8%
Life	267	266	0.2%	3.1%	536	530	0.9%	3.6%

Total consolidated	$8,343	$8,015	4.1%	5.9%	$15,656	$15,119	3.5%	5.5%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

Q2 2018 included a reclassification of $44 million from Commercial casualty to Property and other short-tail lines ($40 million) and Workers’ compensation ($4 million) to better align the reporting with current year. YTD 2018 included a reclassification of $88 million from Commercial casualty and $1 million from Commercial multiple peril to Property and other short-tail lines ($87 million) and Workers’ compensation ($2 million) to better align the reporting with current year. There is no impact to total Commercial P&C.

(3)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results—Three months ended June 30, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q2 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,534	$1,309	$466	$2,258	$197	$—	$7,764	$579	$8,343
Net premiums earned	3,390	1,168	378	2,225	159	—	7,320	571	7,891
Adjusted losses and loss expenses	2,214	747	309	1,125	90	34	4,519	189	4,708
Policy benefits	—	—	—	—	—	—	—	161	161
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	3	3
Policy acquisition costs	459	237	27	629	42	—	1,394	150	1,544
Administrative expenses	259	71	4	265	7	74	680	78	758

Underwriting income (loss)	458	113	38	206	20	(108)	727	(10)	717
Adjusted net investment income	521	64	4	151	55	10	805	97	902
Other income (expense)—operating (1)	(2)	(1)	(1)	(3)	15	(4)	4	10	14
Amortization expense of purchased intangibles	—	(3)	(7)	(12)	—	(54)	(76)	(1)	(77)

Segment income (loss)	$977	$173	$34	$342	$90	$(156)	$1,460	$96	$1,556

Adjusted interest expense						(145)			(145)
Income tax expense						(216)			(216)

Core operating income (loss)						(517)			1,195
Chubb integration expenses, net of $1 million tax benefit						(3)			(3)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $6 million tax benefit						(32)			(32)
Adjusted net realized gains (losses), net of $1 million tax benefit (2)						(10)			(10)

Net income (loss)						$(562)			$1,150

Combined ratio	86.5%	90.3%	90.1%	90.8%	87.7%		90.1%
CAY combined ratio ex Cats	87.9%	81.7%	89.6%	91.2%	81.7%		88.9%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2019	Page 7

Chubb Limited

Consolidated Results—Six months ended June 30, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$6,485	$2,365	$596	$4,653	$399	$—	$14,498	$1,158	$15,656
Net premiums earned	6,475	2,322	433	4,339	327	—	13,896	1,132	15,028
Adjusted losses and loss expenses	4,187	1,504	283	2,231	166	45	8,416	391	8,807
Policy benefits	—	—	—	—	—	—	—	357	357
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(27)	(27)
Policy acquisition costs	918	468	34	1,225	85	—	2,730	278	3,008
Administrative expenses	499	139	5	514	17	137	1,311	157	1,468

Underwriting income (loss)	871	211	111	369	59	(182)	1,439	(24)	1,415
Adjusted net investment income	1,031	128	14	295	111	19	1,598	186	1,784
Other income (expense)—operating (1)	3	(1)	(1)	(7)	24	(11)	7	20	27
Amortization expense of purchased intangibles	—	(6)	(14)	(23)	—	(109)	(152)	(1)	(153)

Segment income (loss)	$1,905	$332	$110	$634	$194	$(283)	$2,892	$181	$3,073

Adjusted interest expense						(290)			(290)
Income tax expense						(418)			(418)

Core operating income (loss)						(991)			2,365
Chubb integration expenses, net of $2 million tax benefit						(5)			(5)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $14 million tax benefit						(65)			(65)
Adjusted net realized gains (losses), net of $6 million tax benefit (2)						(105)			(105)

Net income (loss)						$(1,166)			$2,190

Combined ratio	86.5%	90.9%	74.5%	91.5%	82.1%		89.6%
CAY combined ratio ex Cats	87.8%	81.4%	88.5%	91.3%	81.6%		88.7%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—YTD 2019	Page 8

Chubb Limited

Consolidated Results—Three months ended June 30, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q2 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,331	$1,335	$388	$2,199	$197	$—	$7,450	$565	$8,015
Net premiums earned	3,277	1,156	351	2,161	167	—	7,112	552	7,664
Adjusted losses and loss expenses	2,084	728	281	1,071	83	48	4,295	184	4,479
Policy benefits	—	—	—	—	—	—	—	150	150
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	10	10
Policy acquisition costs	448	228	26	584	40	—	1,326	138	1,464
Administrative expenses	253	68	1	266	9	70	667	80	747

Underwriting income (loss)	492	132	43	240	35	(118)	824	(10)	814
Adjusted net investment income	510	59	6	155	65	10	805	85	890
Other income (expense)—operating (1)	13	(1)	(1)	12	6	(2)	27	2	29
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(64)	(85)	—	(85)

Segment income (loss)	$1,015	$187	$41	$396	$106	$(174)	$1,571	$77	$1,648

Adjusted interest expense						(177)			(177)
Income tax expense						(218)			(218)

Core operating income (loss)						(569)			1,253
Chubb integration expenses, net of $3 million tax benefit						(10)			(10)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $11 million tax benefit						(41)			(41)
Adjusted net realized gains (losses), net of $14 million tax (2)						92			92

Net income (loss)						$(528)			$1,294

Combined ratio	85.0%	88.6%	87.9%	88.9%	79.3%		88.4%
CAY combined ratio ex Cats	87.4%	79.3%	87.2%	91.0%	83.5%		88.1%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2018	Page 9

Chubb Limited

Consolidated Results—Six months ended June 30, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$6,143	$2,383	$496	$4,583	$390	$—	$13,995	$1,124	$15,119
Net premiums earned	6,306	2,296	394	4,268	335	—	13,599	1,092	14,691
Adjusted losses and loss expenses	3,992	1,614	226	2,149	150	59	8,190	389	8,579
Policy benefits	—	—	—	—	—	—	—	301	301
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	4	4
Policy acquisition costs	920	465	25	1,172	80	—	2,662	266	2,928
Administrative expenses	484	133	(2)	505	19	142	1,281	158	1,439

Underwriting income (loss)	910	84	145	442	86	(201)	1,466	(26)	1,440
Adjusted net investment income	1,013	118	13	306	129	20	1,599	168	1,767
Other income (expense)—operating (1)	19	(1)	(1)	5	13	(9)	26	—	26
Amortization expense of purchased intangibles	—	(6)	(14)	(21)	—	(128)	(169)	(1)	(170)

Segment income (loss)	$1,942	$195	$143	$732	$228	$(318)	$2,922	$141	$3,063

Adjusted interest expense						(346)			(346)
Income tax expense						(367)			(367)

Core operating income (loss)						(1,031)			2,350
Chubb integration expenses, net of $5 million tax benefit						(18)			(18)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $20 million tax benefit						(91)			(91)
Adjusted net realized gains (losses), net of $11 million tax (2)						135			135

Net income (loss)						$(1,005)			$2,376

Combined ratio	85.6%	96.3%	63.3%	89.6%	74.4%		89.2%
CAY combined ratio ex Cats	87.2%	79.5%	83.5%	90.9%	80.3%		87.8%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—YTD 2018	Page 10

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Gross premiums written	$4,518	$3,977	$4,228	$4,108	$4,322	$8,495	$8,000	$16,336
Net premiums written	3,534	2,951	3,143	3,199	3,331	6,485	6,143	12,485
Net premiums earned	3,390	3,085	3,077	3,019	3,277	6,475	6,306	12,402
Losses and loss expenses	2,214	1,973	2,127	1,881	2,084	4,187	3,992	8,000
Policy acquisition costs	459	459	451	458	448	918	920	1,829
Administrative expenses	259	240	231	251	253	499	484	966

Underwriting income	458	413	268	429	492	871	910	1,607
Net investment income	521	510	517	503	510	1,031	1,013	2,033
Other income (expense)—operating	(2)	5	5	1	13	3	19	25

Segment income	$977	$928	$790	$933	$1,015	$1,905	$1,942	$3,665

CAY Underwriting income ex Cats	$410	$376	$362	$409	$410	$786	$805	$1,576
Combined ratio
Loss and loss expense ratio	65.3%	63.9%	69.1%	62.3%	63.6%	64.7%	63.3%	64.5%
Policy acquisition cost ratio	13.6%	14.9%	14.7%	15.2%	13.7%	14.1%	14.6%	14.7%
Administrative expense ratio	7.6%	7.8%	7.5%	8.3%	7.7%	7.7%	7.7%	7.8%

Combined ratio	86.5%	86.6%	91.3%	85.8%	85.0%	86.5%	85.6%	87.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	66.7%	65.0%	66.1%	63.5%	66.0%	65.9%	65.0%	64.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	21.2%	22.8%	22.1%	23.2%	21.4%	21.9%	22.2%	22.4%

CAY combined ratio ex Cats	87.9%	87.8%	88.2%	86.7%	87.4%	87.8%	87.2%	87.3%

Catastrophe losses—pre-tax	$137	$94	$232	$196	$73	$231	$151	$579
Favorable prior period development (PPD)—pre-tax	$(185)	$(131)	$(138)	$(216)	$(155)	$(316)	$(256)	$(610)
% Change versus prior year period
Net premiums written	6.0%	5.0%	4.8%	3.6%	4.0%	5.6%	3.5%	3.9%
Net premiums earned	3.4%	1.9%	1.4%	0.1%	5.8%	2.7%	2.7%	1.7%
Other ratios
Net premiums written/gross premiums written	78%	74%	74%	78%	77%	76%	77%	76%
Production by Size—Net premiums written (1)
Major Accounts & Specialty (2)	$2,182	$1,703	$1,841	$1,851	$2,040	$3,885	$3,678	$7,370
Commercial (2)	1,352	1,248	1,302	1,348	1,291	2,600	2,465	5,115

Total	$3,534	$2,951	$3,143	$3,199	$3,331	$6,485	$6,143	$12,485

(1)

The 2018 net premiums written amounts for Major Accounts & Specialty and Commercial have been revised to better align the reporting with the current year. The Commercial transfers to (from) Major Accounts & Specialty in 2018 were: $8 million for Q1, ($1) million for Q3, and $2 million for Q4. There is no impact to total North America Commercial P&C Insurance.

(2)	Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Gross premiums written	$1,483	$1,207	$1,291	$1,369	$1,489	$2,690	$2,670	$5,330
Net premiums written	1,309	1,056	1,073	1,218	1,335	2,365	2,383	4,674
Net premiums earned	1,168	1,154	1,130	1,167	1,156	2,322	2,296	4,593
Losses and loss expenses	747	757	755	860	728	1,504	1,614	3,229
Policy acquisition costs	237	231	238	236	228	468	465	939
Administrative expenses	71	68	67	69	68	139	133	269

Underwriting income	113	98	70	2	132	211	84	156
Net investment income	64	64	59	59	59	128	118	236
Other expense—operating	(1)	—	—	—	(1)	(1)	(1)	(1)
Amortization expense of purchased intangibles	(3)	(3)	(3)	(4)	(3)	(6)	(6)	(13)

Segment income	$173	$159	$126	$57	$187	$332	$195	$378

CAY Underwriting income ex Cats	$214	$217	$168	$196	$240	$431	$470	$834
Combined ratio
Loss and loss expense ratio	64.0%	65.5%	66.8%	73.7%	63.0%	64.7%	70.3%	70.3%
Policy acquisition cost ratio	20.2%	20.1%	21.1%	20.2%	19.7%	20.2%	20.2%	20.4%
Administrative expense ratio	6.1%	5.9%	5.9%	5.9%	5.9%	6.0%	5.8%	5.9%

Combined ratio	90.3%	91.5%	93.8%	99.8%	88.6%	90.9%	96.3%	96.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	55.3%	55.1%	59.1%	57.1%	53.7%	55.2%	53.5%	55.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.4%	26.0%	26.4%	26.1%	25.6%	26.2%	26.0%	26.1%

CAY combined ratio ex Cats	81.7%	81.1%	85.5%	83.2%	79.3%	81.4%	79.5%	81.9%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$(26)	$—	$—	$—	$—	$(26)
Catastrophe losses—pre-tax	$117	$129	$90	$136	$101	$246	$385	$611
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(16)	$(10)	$(18)	$58	$7	$(26)	$1	$41
% Change versus prior year period
Net premiums written	-2.0%	0.8%	-2.5%	2.0%	6.4%	-0.7%	6.4%	3.1%
Net premiums written adjusted primarily for additional reinsurance	2.4%	2.6%	2.3%	2.7%	3.2%	2.4%	2.9%	2.7%
Net premiums earned	1.1%	1.2%	2.5%	4.5%	5.6%	1.2%	5.3%	4.4%
Other ratios
Net premiums written/gross premiums written	88%	88%	83%	89%	90%	88%	89%	88%

NA Personal	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Gross premiums written	$642	$219	$273	$1,270	$543	$861	$748	$2,291
Net premiums written	466	130	197	884	388	596	496	1,577
Net premiums earned	378	55	318	857	351	433	394	1,569
Adjusted losses and loss expenses (1)	309	(26)	161	727	281	283	226	1,114
Policy acquisition costs	27	7	5	49	26	34	25	79
Administrative expenses	4	1	(9)	2	1	5	(2)	(9)

Underwriting income	38	73	161	79	43	111	145	385
Net investment income	4	10	8	7	6	14	13	28
Other expense—operating	(1)	—	(1)	—	(1)	(1)	(1)	(2)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(7)	(7)	(14)	(14)	(28)

Segment income	$34	$76	$161	$79	$41	$110	$143	$383

CAY Underwriting income ex Cats	$40	$14	$138	$86	$45	$54	$72	$296
Combined ratio
Loss and loss expense ratio	81.9%	NM	50.7%	84.9%	80.0%	65.5%	57.4%	71.0%
Policy acquisition cost ratio	7.3%	NM	1.5%	5.7%	7.4%	7.9%	6.3%	5.0%
Administrative expense ratio	0.9%	NM	-2.7%	0.1%	0.5%	1.1%	-0.4%	-0.5%

Combined ratio	90.1%	NM	49.5%	90.7%	87.9%	74.5%	63.3%	75.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	81.4%	71.1%	56.0%	84.1%	79.3%	79.5%	77.3%	76.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	8.2%	12.8%	0.8%	5.8%	7.9%	9.0%	6.2%	4.9%

CAY combined ratio ex Cats	89.6%	83.9%	56.8%	89.9%	87.2%	88.5%	83.5%	81.6%

Catastrophe losses—pre-tax	$2	$2	$10	$8	$2	$4	$3	$21
Favorable prior period development (PPD)—pre-tax	$—	$(61)	$(33)	$(1)	$—	$(61)	$(76)	$(110)
% Change versus prior year period
Net premiums written	20.1%	19.9%	55.8%	-4.5%	-3.7%	20.1%	6.8%	4.0%
Net premiums earned	7.7%	27.4%	26.0%	-4.6%	2.2%	9.8%	10.3%	4.1%
Other ratios
Net premiums written/gross premiums written	73%	59%	72%	70%	71%	69%	66%	69%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Gross premiums written	$2,863	$2,876	$2,729	$2,541	$2,743	$5,739	$5,615	$10,885
Net premiums written	2,258	2,395	2,238	2,081	2,199	4,653	4,583	8,902
Net premiums earned	2,225	2,114	2,187	2,157	2,161	4,339	4,268	8,612
Losses and loss expenses	1,125	1,106	1,166	1,114	1,071	2,231	2,149	4,429
Policy acquisition costs	629	596	592	582	584	1,225	1,172	2,346
Administrative expenses	265	249	257	252	266	514	505	1,014

Underwriting income	206	163	172	209	240	369	442	823
Net investment income	151	144	158	155	155	295	306	619
Other income (expense)—operating	(3)	(4)	(12)	7	12	(7)	5	—
Amortization expense of purchased intangibles	(12)	(11)	(12)	(8)	(11)	(23)	(21)	(41)

Segment income	$342	$292	$306	$363	$396	$634	$732	$1,401

CAY Underwriting income ex Cats	$195	$184	$211	$217	$194	$379	$389	$817
Combined ratio
Loss and loss expense ratio	50.6%	52.3%	53.3%	51.7%	49.6%	51.4%	50.4%	51.4%
Policy acquisition cost ratio	28.3%	28.2%	27.1%	26.9%	27.0%	28.2%	27.4%	27.2%
Administrative expense ratio	11.9%	11.8%	11.7%	11.7%	12.3%	11.9%	11.8%	11.8%

Combined ratio	90.8%	92.3%	92.1%	90.3%	88.9%	91.5%	89.6%	90.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.1%	51.3%	51.6%	51.3%	51.7%	51.2%	51.6%	51.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	40.1%	40.0%	38.8%	38.7%	39.3%	40.1%	39.3%	39.0%

CAY combined ratio ex Cats	91.2%	91.3%	90.4%	90.0%	91.0%	91.3%	90.9%	90.5%

Catastrophe losses—pre-tax	$9	$25	$85	$80	$26	$34	$41	$206
Favorable prior period development (PPD)—pre-tax	$(20)	$(4)	$(46)	$(72)	$(72)	$(24)	$(94)	$(212)
% Change versus prior year period
Net premiums written	2.7%	0.4%	3.4%	5.9%	9.6%	1.5%	8.6%	6.6%
Net premiums earned	3.0%	0.3%	3.5%	4.5%	7.1%	1.7%	7.9%	5.9%
Net premiums written constant $	8.5%	6.0%	7.9%	7.5%	5.1%	7.2%	3.1%	5.3%
Net premiums earned constant $	9.2%	6.3%	7.9%	5.9%	2.0%	7.8%	2.5%	4.7%
Other ratios
Net premiums written/gross premiums written	79%	83%	82%	82%	80%	81%	82%	82%

				Constant $	YTD	YTD		Constant $
Production by Region—Net premiums written	2Q-19	2Q-18	% Change	% Change	2019	2018	% Change	% Change
Europe	$810	$804	0.8%	7.0%	$1,916	$1,914	0.1%	5.4%
Latin America	573	550	4.2%	10.9%	1,106	1,078	2.6%	11.8%
Asia	792	764	3.8%	8.6%	1,461	1,421	2.8%	6.7%
Other (1)	83	81	1.8%	6.5%	170	170	-0.2%	4.7%

Total	$2,258	$2,199	2.7%	8.5%	$4,653	$4,583	1.5%	7.2%

(1)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Gross premiums written	$237	$221	$117	$167	$233	$458	$438	$722
Net premiums written	197	202	117	164	197	399	390	671
Net premiums earned	159	168	178	157	167	327	335	670
Losses and loss expenses	90	76	243	86	83	166	150	479
Policy acquisition costs	42	43	42	40	40	85	80	162
Administrative expenses	7	10	12	10	9	17	19	41

Underwriting income (loss)	20	39	(119)	21	35	59	86	(12)
Net investment income	55	56	65	63	65	111	129	257
Other income (expense)—operating	15	9	6	13	6	24	13	32

Segment income (loss)	$90	$104	$(48)	$97	$106	$194	$228	$277

CAY Underwriting income ex Cats	$30	$31	$27	$27	$28	$61	$67	$121
Combined ratio
Loss and loss expense ratio	55.9%	45.7%	137.1%	55.0%	49.4%	50.6%	44.8%	71.6%
Policy acquisition cost ratio	26.9%	25.4%	23.7%	25.2%	24.2%	26.1%	23.9%	24.2%
Administrative expense ratio	4.9%	5.7%	6.1%	6.5%	5.7%	5.4%	5.7%	6.0%

Combined ratio	87.7%	76.8%	166.9%	86.7%	79.3%	82.1%	74.4%	101.8%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.7%	50.5%	50.1%	51.2%	53.0%	50.1%	50.4%	50.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	32.0%	31.0%	33.1%	31.6%	30.5%	31.5%	29.9%	31.1%

CAY combined ratio ex Cats	81.7%	81.5%	83.2%	82.8%	83.5%	81.6%	80.3%	81.6%

Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$18	$4	$—	$—	$—	$22
Catastrophe losses—pre-tax	$10	$—	$160	$34	$9	$10	$11	$205
Unfavorable (favorable) prior period development (PPD)—pre-tax	$—	$(8)	$4	$(24)	$(16)	$(8)	$(30)	$(50)
% Change versus prior year period
Net premiums written as reported	0.2%	4.4%	11.0%	-14.3%	3.8%	2.3%	0.4%	-2.1%
Net premiums earned as reported	-5.0%	0.1%	10.2%	-15.7%	-0.6%	-2.5%	-6.1%	-4.9%
Net premiums written constant $	1.3%	6.4%	11.7%	-14.7%	1.5%	3.8%	-1.7%	-3.3%
Net premiums earned constant $	-3.5%	2.6%	10.6%	-16.0%	-3.1%	-0.5%	-8.2%	-6.0%
Other ratios
Net premiums written/gross premiums written	83%	91%	99%	98%	85%	87%	89%	93%

Global Reinsurance	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Gross premiums written	$612	$611	$614	$599	$599	$1,223	$1,191	$2,404
Net premiums written	579	579	582	564	565	1,158	1,124	2,270
Net premiums earned	571	561	575	551	552	1,132	1,092	2,218
Losses and loss expenses	189	202	182	195	184	391	389	766
Policy benefits (1)	161	196	162	127	150	357	301	590
(Gains) losses from fair value changes in separate account assets (1)	3	(30)	20	14	10	(27)	4	38
Policy acquisition costs	150	128	152	139	138	278	266	557
Administrative expenses	78	79	75	77	80	157	158	310
Net investment income	97	89	88	85	85	186	168	341

Life Insurance underwriting income (2)	87	75	72	84	75	162	142	298
Other income (expense)—operating	10	10	18	(6)	2	20	—	12
Amortization expense of purchased intangibles	(1)	—	(1)	—	—	(1)	(1)	(2)

Segment income	$96	$85	$89	$78	$77	$181	$141	$308

% Change versus prior year period
Net premiums written	2.5%	3.5%	4.8%	4.8%	8.0%	3.0%	7.4%	6.1%
Net premiums earned	3.4%	3.9%	3.9%	4.6%	7.2%	3.6%	7.0%	5.6%
Net premiums written constant $	4.3%	5.2%	6.3%	5.1%	6.5%	4.7%	5.8%	5.7%
Net premiums earned constant $	5.2%	5.5%	5.4%	4.9%	5.7%	5.4%	5.4%	5.3%

(1)

(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.

(2)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $	YTD	YTD		Constant $
	2Q-19	2Q-18	% Change	% Change	2019	2018	% Change	% Change
International life insurance net premiums written	$229	$220	4.4%	8.0%	$456	$437	4.4%	7.7%
International life insurance deposits (3)	369	392	-6.1%	-2.4%	690	771	-10.5%	-7.2%

Total international life insurance net premiums written and deposits	$598	$612	-2.3%	1.4%	$1,146	$1,208	-5.1%	-1.8%

International life insurance segment income	$42	$25	62.7%	70.2%	$76	$42	78.0%	84.9%

(3)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	34	11	(19)	13	48	45	59	53
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	74	63	95	58	70	137	142	295

Underwriting loss	(108)	(74)	(76)	(71)	(118)	(182)	(201)	(348)
Adjusted net investment income	10	9	8	11	10	19	20	39
Other expense—operating	(4)	(7)	(8)	(8)	(2)	(11)	(9)	(25)
Adjusted interest expense	(145)	(145)	(158)	(170)	(177)	(290)	(346)	(674)
Amortization expense of purchased intangibles	(54)	(55)	(63)	(64)	(64)	(109)	(128)	(255)
Income tax expense	(216)	(202)	(192)	(183)	(218)	(418)	(367)	(742)

Core operating loss	(517)	(474)	(489)	(485)	(569)	(991)	(1,031)	(2,005)
Chubb integration expenses, net of tax	(3)	(2)	(15)	(14)	(10)	(5)	(18)	(47)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(32)	(33)	(42)	(42)	(41)	(65)	(91)	(175)
Adjusted net realized gains (losses), net of tax (1)	(10)	(95)	(523)	165	92	(105)	135	(223)

Net loss	$(562)	$(604)	$(1,069)	$(376)	$(528)	$(1,166)	$(1,005)	$(2,450)

Unfavorable (favorable) prior period development (PPD)—pre-tax	$33	$10	$(22)	$12	$45	$43	$55	$45

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69%
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120%
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Losses and loss expenses incurred	5,028	926	4,102
Losses and loss expenses paid	(5,448)	(1,206)	(4,242)	103%
Other (incl. foreign exch. revaluation)	380	88	292

Balance at March 31, 2018	$63,139	$13,822	$49,317
Losses and loss expenses incurred	5,458	971	4,487
Losses and loss expenses paid	(5,304)	(931)	(4,373)	97%
Other (incl. foreign exch. revaluation)	(515)	(127)	(388)

Balance at June 30, 2018	$62,778	$13,735	$49,043
Losses and loss expenses incurred	6,472	1,604	4,868
Losses and loss expenses paid	(5,771)	(1,268)	(4,503)	93%
Other (incl. foreign exch. revaluation)	(450)	(106)	(344)

Balance at September 30, 2018	$63,029	$13,965	$49,064
Losses and loss expenses incurred	6,687	2,077	4,610
Losses and loss expenses paid	(6,556)	(1,334)	(5,222)	113%
Other (incl. foreign exch. revaluation)	(200)	(19)	(181)

Balance at December 31, 2018	$62,960	$14,689	$48,271
Losses and loss expenses incurred	5,261	1,163	4,098
Losses and loss expenses paid	(5,197)	(1,178)	(4,019)	98%
Other (incl. foreign exch. revaluation)	119	33	86

Balance at March 31, 2019	$63,143	$14,707	$48,436
Losses and loss expenses incurred	5,758	1,043	4,715
Losses and loss expenses paid	(5,581)	(1,489)	(4,092)	87%
Other (incl. foreign exch. revaluation)	(115)	(28)	(87)

Balance at June 30, 2019	$63,205	$14,233	$48,972
Add net recoverable on paid losses	—	1,212	(1,212)

Balance including net recoverable on paid losses	$63,205	$15,445	$47,760

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	June 30	March 31	December 31
	2019	2019	2018
Reinsurance recoverable on paid losses and loss expenses
Active operations	$1,079	$1,124	$980
Brandywine and Other Run-off	209	381	396

Total	$1,288	$1,505	$1,376

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,315	$13,720	$13,705
Brandywine and Other Run-off	1,166	1,235	1,235

Total	$14,481	$14,955	$14,940

Gross reinsurance recoverable
Active operations	$14,394	$14,844	$14,685
Brandywine and Other Run-off	1,375	1,616	1,631

Total	$15,769	$16,460	$16,316

Provision for uncollectible reinsurance (1)
Active operations	$(187)	$(187)	$(185)
Brandywine and Other Run-off	(137)	(136)	(138)

Total	$(324)	$(323)	$(323)

Net reinsurance recoverable
Active operations	$14,207	$14,657	$14,500
Brandywine and Other Run-off	1,238	1,480	1,493

Total	$15,445	$16,137	$15,993

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.9 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30		March 31		December 31
	2019		2019		2018
Market Value
Fixed maturities available for sale	$82,410		$80,663		$78,470
Fixed maturities held to maturity	13,177		13,240		13,259
Short-term investments	3,808		3,078		3,016

Total fixed maturities	$99,395		$96,981		$94,745

Asset Allocation by Market Value
Treasury	$4,519	5%	$4,551	5%	$4,799	5%
Agency	314	0%	392	0%	528	1%
Corporate and asset-backed	32,261	32%	30,364	31%	29,091	31%
Mortgage-backed	20,468	21%	18,924	20%	18,026	19%
Municipal	13,854	14%	15,796	16%	16,327	17%
Non-U.S.	24,171	24%	23,876	25%	22,958	24%
Short-term investments	3,808	4%	3,078	3%	3,016	3%

Total fixed maturities	$99,395	100%	$96,981	100%	$94,745	100%

Credit Quality by Market Value
AAA	$15,276	15%	$14,917	16%	$14,571	15%
AA	37,211	38%	37,023	38%	36,715	39%
A	18,476	19%	17,867	19%	17,253	18%
BBB	12,682	13%	11,961	12%	12,035	13%
BB	9,161	9%	8,807	9%	8,363	9%
B	6,375	6%	6,148	6%	5,596	6%
Other	214	0%	258	0%	212	0%

Total fixed maturities	$99,395	100%	$96,981	100%	$94,745	100%

Cost/Amortized Cost
Fixed maturities available for sale	$80,119		$79,624		$79,323
Fixed maturities held to maturity	12,838		13,136		13,435
Short-term investments	3,808		3,078		3,016

Subtotal fixed maturities	96,765		95,838		95,774
Equity securities	715		821		770
Other investments	5,968		5,562		5,277

Total investment portfolio	$103,448		$102,221		$101,821

Avg. duration of fixed maturities	3.8 years		3.6 years		3.7 years
Avg. market yield of fixed maturities	2.9%		3.2%		3.7%
Avg. credit quality	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.5%		3.5%		3.5%

(1)	Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at June 30, 2019
Agency residential mortgage-backed (RMBS)	$187	$16,610	$—	$—	$—	$16,797
Non-agency RMBS	35	85	75	23	18	236
Commercial mortgage-backed	3,069	246	120	—	—	3,435

Total mortgage-backed securities at market value	$3,291	$16,941	$195	$23	$18	$20,468

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2019	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total

Asset-backed	$2,917	$274	$42	$33	$3,266
Banks	—	33	2,183	1,192	3,408
Basic Materials	—	—	102	196	298
Communications	—	164	476	1,015	1,655
Consumer, Cyclical	—	332	516	559	1,407
Consumer, Non-Cyclical	61	536	1,590	1,483	3,670
Diversified Financial Services	7	105	344	318	774
Energy	—	50	184	563	797
Industrial	—	45	637	746	1,428
Utilities	—	17	854	390	1,261
All Others	156	404	1,382	1,027	2,969

Total	$3,141	$1,960	$8,310	$7,522	$20,933

Market Value at June 30, 2019	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total

Asset-backed	$—	$3	$6	$9
Banks	—	—	—	—
Basic Materials	395	182	—	577
Communications	954	731	29	1,714
Consumer, Cyclical	1,140	629	19	1,788
Consumer, Non-Cyclical	1,209	1,269	33	2,511
Diversified Financial Services	226	160	—	386
Energy	749	392	8	1,149
Industrial	716	666	21	1,403
Utilities	263	18	19	300
All Others	931	534	26	1,491

Total	$6,583	$4,584	$161	$11,328

Investments 2	Page 21

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2019

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$—	$1,099	$—	$—	$—	$1,099
Republic of Korea	—	1,060	—	—	—	1,060
Canada	846	—	—	—	—	846
Federative Republic of Brazil	—	—	—	—	737	737
Province of Ontario	—	9	623	—	—	632
United Mexican States	—	—	447	140	—	587
Kingdom of Thailand	—	—	555	—	—	555
Province of Quebec	—	487	—	—	—	487
Commonwealth of Australia	345	3	—	—	—	348
Federal Republic of Germany	299	—	—	—	—	299
Other Non-U.S. Government Securities	550	1,453	930	644	1,035	4,612

Total	$2,040	$4,111	$2,555	$784	$1,772	$11,262

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$75	$110	$713	$829	$374	$2,101
Canada	99	290	343	518	348	1,598
United States (1)	3	3	206	330	659	1,201
France	8	38	644	295	42	1,027
Australia	109	200	361	134	24	828
Netherlands	39	95	279	150	98	661
Japan	—	48	431	74	—	553
Germany	65	42	143	252	33	535
Switzerland	48	2	210	191	29	480
China	—	—	242	63	37	342
Other Non-U.S. Corporate Securities	409	418	938	1,104	714	3,583

Total	$855	$1,246	$4,510	$3,940	$2,358	$12,909

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	June 30, 2019	Market Value	Rating
1	Wells Fargo & Co	$616	A-
2	JP Morgan Chase & Co	566	A-
3	Bank of America Corp	549	A-
4	Comcast Corp	453	A-
5	HSBC Holdings Plc	372	A
6	Verizon Communications Inc	370	BBB+
7	AT&T Inc	366	BBB
8	Citigroup Inc	332	BBB+
9	Anheuser-Busch InBev NV	326	A-
10	Morgan Stanley	318	BBB+

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(160)	$—	$(160)	$1,240	$(221)	$1,019	$1,080	$(221)	$859
Public equity (1):
Realized gains (losses) on sales	23	(5)	18	—	—	—	23	(5)	18
Mark-to-market	(27)	6	(21)	—	—	—	(27)	6	(21)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	240	(3)	237	—	—	—	240	(3)	237

Total investment portfolio	76	(2)	74	1,240	(221)	1,019	1,316	(223)	1,093
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(85)	—	(85)	—	—	—	(85)	—	(85)
Foreign exchange	(11)	4	(7)	(97)	2	(95)	(108)	6	(102)
Partially-owned entities (3)	9	(1)	8	—	—	—	9	(1)	8
Other (4)	—	—	—	(18)	3	(15)	(18)	3	(15)

Net gains (losses)	$(11)	$1	$(10)	$1,125	$(216)	$909	$1,114	$(215)	$899

(1)   The quarter includes pre-tax realized losses on derivatives of: $172 million in fixed income and $9 million in public equity. Other-than-temporary impairments for the quarter in realized losses were $13 million pre-tax for fixed maturities.

(2)   The quarter includes $20 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(3)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(4)   Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

	Three months ended June 30, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (5)	$(57)	$9	$(48)	$(497)	$62	$(435)	$(554)	$71	$(483)
Public equity:
Realized gains (losses) on sales	5	(1)	4	—	—	—	5	(1)	4
Mark-to-market	(8)	2	(6)	—	—	—	(8)	2	(6)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	86	(8)	78	—	—	—	86	(8)	78

Total investment portfolio	26	2	28	(497)	62	(435)	(471)	64	(407)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(3)	—	(3)	—	—	—	(3)	—	(3)
Foreign exchange	140	(27)	113	(574)	4	(570)	(434)	(23)	(457)
Partially-owned entities (7)	—	—	—	—	—	—	—	—	—
Other (8)	(57)	11	(46)	(17)	5	(12)	(74)	16	(58)

Net gains (losses)	$106	$(14)	$92	$(1,088)	$71	$(1,017)	$(982)	$57	$(925)

(5)	The quarter includes $24 million pre-tax realized gains on fixed income derivatives. Other-than-temporary impairments for the quarter in realized losses were $4 million pre-tax for fixed maturities.
(6)	The quarter includes $44 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)

Other realized losses, pre-tax, primarily include $36 million related to the early redemption of the $1.0 billion junior subordinated capital securities in April 2018 and $22 million related to lease impairments. Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Six months ended June 30, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(311)	$8	$(303)	$3,129	$(551)	$2,578	$2,818	$(543)	$2,275
Public equity (1):
Realized gains (losses) on sales	1	—	1	—	—	—	1	—	1
Mark-to-market	30	(4)	26	—	—	—	30	(4)	26
Private equity:
Realized gains (losses) on sales	(2)	—	(2)	—	—	—	(2)	—	(2)
Mark-to-market	193	2	195	—	—	—	193	2	195

Total investment portfolio	(89)	6	(83)	3,129	(551)	2,578	3,040	(545)	2,495
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(34)	—	(34)	—	—	—	(34)	—	(34)
Foreign exchange	2	1	3	50	(5)	45	52	(4)	48
Partially-owned entities (3)	10	(1)	9	—	—	—	10	(1)	9
Other (4)	—	—	—	(45)	9	(36)	(45)	9	(36)

Net gains (losses)	$(111)	$6	$(105)	$3,134	$(547)	$2,587	$3,023	$(541)	$2,482

(1)

Year to date includes pre-tax realized losses on derivatives of: $279 million in fixed income and $32 million in public equity. Year to date other-than-temporary impairments in realized losses were $26 million pre-tax for fixed maturities.

(2)	Year to date includes $83 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

	Six months ended June 30, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (5)	$(63)	$11	$(52)	$(1,708)	$285	$(1,423)	$(1,771)	$296	$(1,475)
Public equity:
Realized gains (losses) on sales	15	(3)	12	—	—	—	15	(3)	12
Mark-to-market	(30)	6	(24)	—	—	—	(30)	6	(24)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	160	(18)	142	—	—	—	160	(18)	142

Total investment portfolio	82	(4)	78	(1,708)	285	(1,423)	(1,626)	281	(1,345)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	57	—	57	—	—	—	57	—	57
Foreign exchange	63	(18)	45	(177)	(15)	(192)	(114)	(33)	(147)
Partially-owned entities (7)	(1)	—	(1)	—	—	—	(1)	—	(1)
Other (8)	(55)	11	(44)	(40)	9	(31)	(95)	20	(75)

Net gains (losses)	$146	$(11)	$135	$(1,925)	$279	$(1,646)	$(1,779)	$268	$(1,511)

(5)	Year to date includes $41 million pre-tax realized gains on fixed income derivatives. Year to date other-than-temporary impairments in realized losses were $5 million pre-tax for fixed maturities.
(6)	Year to date includes $22 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)

Other realized losses, pre-tax, primarily include $36 million related to the early redemption of the $1.0 billion junior subordinated capital securities in April 2018 and $22 million related to lease impairments. Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	June 30	March 31	December 31	December 31
	2019	2019	2018	2017

Financial Debt:
Total short-term debt (1)	$9	$509	$509	$1,013
Total long-term debt (2)	13,371	12,071	12,087	11,556

Total financial debt	$13,380	$12,580	$12,596	$12,569
Hybrid debt:
Total trust preferred securities	308	308	308	308

Total	$13,688	$12,888	$12,904	$12,877

Capitalization:
Shareholders’ equity	$53,802	$52,355	$50,312	$51,172
Hybrid debt	308	308	308	308
Financial debt	13,380	12,580	12,596	12,569

Total capitalization	$67,490	$65,243	$63,216	$64,049

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.5%
Financial debt	19.8%	19.3%	19.9%	19.6%

Total hybrid & financial debt	20.3%	19.8%	20.4%	20.1%

Note: As of June 30, 2019, there was $0.4 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	In June 2019, the $500 million 5.9% senior notes matured and were fully paid.
(2)	In June 2019, we issued $1.3 billion of senior notes in the European market (€575 million at 0.875% due 2027 and €575 million at 1.4% due 2031).

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2019	2018	2019	2018

Numerator
Core operating income to common shares	$1,195	$1,253	$2,365	$2,350
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(38)	(52)	(79)	(111)
Tax benefit on amortization adjustment	6	11	14	20
Chubb integration expenses, pre-tax	(4)	(13)	(7)	(23)
Tax benefit on Chubb integration expenses	1	3	2	5
Adjusted net realized gains (losses), pre-tax	(11)	106	(111)	146
Tax (expense) benefit on adjusted net realized gains (losses)	1	(14)	6	(11)

Net income	$1,150	$1,294	$2,190	$2,376

Rollforward of Common Shares Outstanding
Shares—beginning of period	458,179,205	465,831,486	459,203,378	463,833,179
Repurchase of shares	(2,584,466)	(2,443,855)	(5,338,220)	(2,443,855)
Shares issued, excluding option exercises	55,208	19,978	1,223,084	1,595,767
Issued for option exercises	427,872	94,555	989,577	517,073

Shares—end of period	456,077,819	463,502,164	456,077,819	463,502,164

Denominator
Weighted average shares outstanding (1)	457,224,455	465,276,597	458,010,447	465,488,724
Effect of other dilutive securities	2,945,237	3,103,727	2,863,109	3,489,013

Adj. wtd. avg. shares outstanding and assumed conversions	460,169,692	468,380,324	460,873,556	468,977,737

Basic earnings per share
Core operating income	$2.61	$2.69	$5.16	$5.05
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.07)	(0.09)	(0.14)	(0.19)
Chubb integration expenses, net of tax	(0.01)	(0.02)	(0.01)	(0.04)
Adjusted net realized gains (losses), net of tax	(0.01)	0.20	(0.23)	0.28

Net income	$2.52	$2.78	$4.78	$5.10

Diluted earnings per share
Core operating income	$2.60	$2.68	$5.13	$5.01
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.07)	(0.09)	(0.14)	(0.19)
Chubb integration expenses, net of tax	(0.01)	(0.02)	(0.01)	(0.04)
Adjusted net realized gains (losses), net of tax	(0.02)	0.19	(0.23)	0.29

Net income	$2.50	$2.76	$4.75	$5.07

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2019	2019	2018	2018
Shareholders’ equity	$53,802	$52,355	$50,312	$50,971
Less: goodwill and other intangible assets, net of tax	20,170	20,070	20,054	20,380

Numerator for tangible book value per share	$33,632	$32,285	$30,258	$30,591

Book value—% change over prior quarter	2.8%	4.1%	-1.2%	-0.6%
Tangible book value—% change over prior quarter	4.2%	6.7%	-1.8%	0.0%
Denominator	456,077,819	458,179,205	459,203,378	463,502,164

Book value per common share	$117.97	$114.27	$109.56	$109.97
Tangible book value per common share	$73.74	$70.46	$65.89	$66.00
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter (1)	$52,355	$50,300	$50,934	$51,287
Core operating income	1,195	1,170	935	1,253
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(32)	(33)	(42)	(41)
Chubb integration expenses, net of tax	(3)	(2)	(15)	(10)
Adjusted net realized gains (losses), net of tax (2)	(10)	(95)	(523)	92
Net unrealized gains (losses) on the investment portfolio	1,019	1,559	(117)	(435)
Repurchase of shares	(376)	(367)	(318)	(324)
Dividend declared on common shares	(344)	(335)	(336)	(339)
Cumulative translation	(95)	140	(113)	(570)
Postretirement benefit liability	(15)	(21)	(205)	(13)
Other (3)	108	39	112	71

	$53,802	$52,355	$50,312	$50,971

(1)	January 1, 2019 included a $12 million after-tax reduction to beginning equity related to the adoption of new accounting guidance on premium amortization of purchased callable debt securities.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income is calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Chubb integration expense, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Segment income (loss) includes underwriting income, adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp). We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) – operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written adjusted primarily for additional reinsurance is net premiums written in the company’s North America Personal P&C Insurance segment, adjusted to exclude the year-over-year net impact for the quarter and year to date of $57 million and $75 million, respectively, of additional reinsurance, reinstatement premiums, and accounting actions. In addition to excluding additional reinsurance and the accounting actions, we exclude the impact of Fireman’s Fund non-renewal and unearned premium reserve (UPR) transfer. We believe this measure is meaningful to evaluate trends in the underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Tax expense, as reported	$208	$188	$159	$183	$218	$396	$353	$695
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(6)	(8)	(8)	(12)	(11)	(14)	(20)	(40)
Less: tax benefit on Chubb integration expenses	(1)	(1)	(5)	(2)	(3)	(2)	(5)	(12)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(1)	(5)	(20)	14	14	(6)	11	5

Tax expense, adjusted	$216	$202	$192	$183	$218	$418	$367	$742

Income before tax, as reported	$1,358	$1,228	$514	$1,414	$1,512	$2,586	$2,729	$4,657
Less: amortization of fair value of acquired invested assets and debt	(38)	(41)	(50)	(54)	(52)	(79)	(111)	(215)
Less: Chubb integration expenses	(4)	(3)	(20)	(16)	(13)	(7)	(23)	(59)
Less: adjusted realized gains (losses)	(230)	(96)	(682)	27	10	(326)	6	(649)
Less: realized gains (losses) related to unconsolidated entities	219	(4)	139	152	96	215	140	431

Core operating income before tax	$1,411	$1,372	$1,127	$1,305	$1,471	$2,783	$2,717	$5,149

Effective tax rate	15.3%	15.3%	31.1%	12.9%	14.4%	15.3%	12.9%	14.9%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.1%	0.1%	0.0%	0.4%	0.2%	0.1%	0.2%	0.2%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.0%	0.1%	0.0%	0.1%	0.0%	0.1%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	-0.1%	-0.7%	-14.1%	0.8%	0.1%	-0.4%	0.3%	-0.8%

Core operating effective tax rate	15.3%	14.7%	17.1%	14.1%	14.8%	15.0%	13.5%	14.4%

Core operating income The following table presents the reconciliation of Net income to Core operating income:
						YTD	YTD	Full Year
	2Q-19	1Q-19	4Q-18	3Q-18	2Q-18	2019	2018	2018
Net income, as reported	$1,150	$1,040	$355	$1,231	$1,294	$2,190	$2,376	$3,962
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(38)	(41)	(50)	(54)	(52)	(79)	(111)	(215)
Tax benefit on amortization adjustment	6	8	8	12	11	14	20	40
Chubb integration expenses, pre-tax	(4)	(3)	(20)	(16)	(13)	(7)	(23)	(59)
Tax benefit on Chubb integration expenses	1	1	5	2	3	2	5	12
Adjusted realized gains (losses), pre-tax	(230)	(96)	(682)	27	10	(326)	6	(649)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	219	(4)	139	152	96	215	140	431
Tax (expense) benefit on adjusted net realized gains (losses)	1	5	20	(14)	(14)	6	(11)	(5)

Core operating income	$1,195	$1,170	$935	$1,122	$1,253	$2,365	$2,350	$4,407

Catastrophe losses—after-tax	$221	$201	$506	$372	$173	$422	$476	$1,354
Favorable prior period development (PPD)—after-tax	$(152)	$(161)	$(202)	$(180)	$(158)	$(313)	$(324)	$(706)
Core operating income per share	$2.60	$2.54	$2.02	$2.41	$2.68	$5.13	$5.01	$9.44
Impact of Cats on Core operating income per share—Unfavorable	$(0.48)	$(0.43)	$(1.09)	$(0.80)	$(0.37)	$(0.92)	$(1.02)	$(2.90)
Impact of PPD on Core operating income per share—Favorable	$0.33	$0.35	$0.43	$0.39	$0.34	$0.68	$0.69	$1.51
Impact of Cats and PPD on Core operating income per share—Unfavorable	$(0.15)	$(0.08)	$(0.66)	$(0.41)	$(0.03)	$(0.24)	$(0.33)	$(1.39)

(1)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized financial measures. The numerator includes core operating income, net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

					YTD		YTD		Full Year
	2Q-19		2Q-18		2019		2018		2018
Net income	$1,150		$1,294		$2,190		$2,376		$3,962
Core operating income	$1,195		$1,253		$2,365		$2,350		$4,407
Equity—beginning of period, as reported (1)	$52,355		$51,287		$50,300		$51,172		$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	1,014		45		(545)		1,033		1,154

Equity—beginning of period, as adjusted	$51,341		$51,242		$50,845		$50,139		$50,018

Less: goodwill and other intangible assets, net of tax	$20,070		$20,706		$20,054		$20,621		$20,621

Equity—beginning of period, as adjusted ex goodwill and other intangible assets	$31,271		$30,536		$30,791		$29,518		$29,397

Equity—end of period, as reported	$53,802		$50,971		$53,802		$50,971		$50,312
Less: unrealized gains (losses) on investments, net of deferred tax	2,033		(390)		2,033		(390)		(545)

Equity—end of period, as adjusted	$51,769		$51,361		$51,769		$51,361		$50,857

Less: goodwill and other intangible assets, net of tax	20,170		20,380		20,170		20,380		20,054

Equity—end of period, as adjusted ex goodwill and other intangible assets	$31,599		$30,981		$31,599		$30,981		$30,803

Weighted average equity, as reported	$53,079		$51,129		$52,051		$51,072		$50,742
Weighted average equity, as adjusted	$51,555		$51,302		$51,307		$50,750		$50,438
Weighted average equity, as adjusted ex goodwill and other intangible assets	$31,435		$30,759		$31,195		$30,250		$30,100
ROE	8.7%		10.1%		8.4%		9.3%		7.8%
Core operating ROE	9.3%		9.8%		9.2%		9.3%		8.7%
Core operating ROTE	15.2%		16.3%		15.2%		15.5%		14.6%
Private equities mark-to-market realized gains (losses), after-tax (2)	$237		$78		$195		$142		$382
Impact of Private equities mark-to-market if included in Core operating ROE—Favorable (2)	1.8	pts	0.6	pt	0.8	pt	0.5	pt	0.8	pt

(1)	January 1, 2019 included a $12 million after-tax reduction to beginning equity related to the adoption of new accounting guidance on premium amortization of purchased callable debt securities.
(2)	We record the change in the fair value mark on our private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q2 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,214	$747	$316	$1,125	$90	$34	$4,526
Realized (gains) losses on crop derivatives		—	—	(7)	—	—	—	(7)

Adjusted losses and loss expenses	A	$2,214	$747	$309	$1,125	$90	$34	$4,519

Catastrophe losses		(137)	(117)	(2)	(9)	(10)	—	(275)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		185	16	—	20	—	(33)	188
Net premiums earned adjustments on PPD—unfavorable (favorable)		(3)	—	—	—	—	—	(3)
Expense adjustments—unfavorable (favorable)		(2)	—	—	—	—	—	(2)

PPD—gross of related adjustments—favorable (unfavorable)		180	16	—	20	—	(33)	183

CAY loss and loss expense ex Cats	B	$2,257	$646	$307	$1,136	$80	$1	$4,427

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$718	$308	$31	$894	$49	$74	$2,074
Expense adjustments—favorable (unfavorable)		2	—	—	—	—	—	2

Policy acquisition costs and administrative expenses, adjusted	D	$720	$308	$31	$894	$49	$74	$2,076

Denominator
Net premiums earned	E	$3,390	$1,168	$378	$2,225	$159		$7,320
Net premiums earned adjustments on PPD—unfavorable (favorable)		(3)	—	—	—	—		(3)

Net premiums earned excluding adjustments	F	$3,387	$1,168	$378	$2,225	$159		$7,317

P&C combined ratio
Loss and loss expense ratio	A/E	65.3%	64.0%	81.9%	50.6%	55.9%		61.7%
Policy acquisition cost and administrative expense ratio	C/E	21.2%	26.3%	8.2%	40.2%	31.8%		28.4%

P&C combined ratio		86.5%	90.3%	90.1%	90.8%	87.7%		90.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	66.7%	55.3%	81.4%	51.1%	49.7%		60.5%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.2%	26.4%	8.2%	40.1%	32.0%		28.4%

CAY P&C combined ratio ex Cats		87.9%	81.7%	89.6%	91.2%	81.7%		88.9%

Combined ratio
Combined ratio								90.2%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C combined ratio								90.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$4,187	$1,504	$289	$2,231	$166	$45	$8,422
Realized (gains) losses on crop derivatives		—	—	(6)	—	—	—	(6)

Adjusted losses and loss expenses	A	$4,187	$1,504	$283	$2,231	$166	$45	$8,416

Catastrophe losses		(231)	(246)	(4)	(34)	(10)	—	(525)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		316	26	61	24	8	(43)	392
Net premiums earned adjustments on PPD—unfavorable (favorable)		(1)	—	32	—	—	—	31
Expense adjustments—unfavorable (favorable)		(6)	—	(3)	—	—	—	(9)
PPD reinstatement premiums—unfavorable (favorable)		—	(3)	—	—	—	—	(3)

PPD—gross of related adjustments—favorable (unfavorable)		309	23	90	24	8	(43)	411

CAY loss and loss expense ex Cats	B	$4,265	$1,281	$369	$2,221	$164	$2	$8,302

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,417	$607	$39	$1,739	$102	$137	$4,041
Expense adjustments—favorable (unfavorable)		6	—	3	—	—	—	9

Policy acquisition costs and administrative expenses, adjusted	D	$1,423	$607	$42	$1,739	$102	$137	$4,050

Denominator
Net premiums earned	E	$6,475	$2,322	$433	$4,339	$327		$13,896
Net premiums earned adjustments on PPD—unfavorable (favorable)		(1)	—	32	—	—		31
PPD reinstatement premiums—unfavorable (favorable)		—	(3)	—	—	—		(3)

Net premiums earned excluding adjustments	F	$6,474	$2,319	$465	$4,339	$327		$13,924

P&C combined ratio
Loss and loss expense ratio	A/E	64.7%	64.7%	65.5%	51.4%	50.6%		60.6%
Policy acquisition cost and administrative expense ratio	C/E	21.8%	26.2%	9.0%	40.1%	31.5%		29.0%

P&C combined ratio		86.5%	90.9%	74.5%	91.5%	82.1%		89.6%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.9%	55.2%	79.5%	51.2%	50.1%		59.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.9%	26.2%	9.0%	40.1%	31.5%		29.1%

CAY P&C combined ratio ex Cats		87.8%	81.4%	88.5%	91.3%	81.6%		88.7%

Combined ratio
Combined ratio								89.6%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q2 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,084	$728	$289	$1,071	$83	$48	$4,303
Realized (gains) losses on crop derivatives		—	—	(8)	—	—	—	(8)

Adjusted losses and loss expenses	A	$2,084	$728	$281	$1,071	$83	$48	$4,295

Catastrophe losses		(73)	(101)	(2)	(26)	(9)	—	(211)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		155	(7)	—	72	16	(45)	191
Net premiums earned adjustments on PPD—unfavorable (favorable)		(11)	—	—	—	2	—	(9)
Expense adjustments—unfavorable (favorable)		—	—	—	—	(1)	—	(1)

PPD—gross of related adjustments—favorable (unfavorable)		144	(7)	—	72	17	(45)	181

CAY loss and loss expense ex Cats	B	$2,155	$620	$279	$1,117	$91	$3	$4,265

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$701	$296	$27	$850	$49	$70	$1,993
Expense adjustments—favorable (unfavorable)		—	—	—	—	1	—	1

Policy acquisition costs and administrative expenses, adjusted	D	$701	$296	$27	$850	$50	$70	$1,994

Denominator
Net premiums earned	E	$3,277	$1,156	$351	$2,161	$167		$7,112
Net premiums earned adjustments on PPD—unfavorable (favorable)		(11)	—	—	—	2		(9)

Net premiums earned excluding adjustments	F	$3,266	$1,156	$351	$2,161	$169		$7,103

P&C combined ratio
Loss and loss expense ratio	A/E	63.6%	63.0%	80.0%	49.6%	49.4%		60.4%
Policy acquisition cost and administrative expense ratio	C/E	21.4%	25.6%	7.9%	39.3%	29.9%		28.0%

P&C combined ratio		85.0%	88.6%	87.9%	88.9%	79.3%		88.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	66.0%	53.7%	79.3%	51.7%	53.0%		60.0%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.4%	25.6%	7.9%	39.3%	30.5%		28.1%

CAY P&C combined ratio ex Cats		87.4%	79.3%	87.2%	91.0%	83.5%		88.1%

Combined ratio
Combined ratio								88.5%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C combined ratio								88.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$3,992	$1,614	$236	$2,149	$150	$59	$8,200
Realized (gains) losses on crop derivatives		—	—	(10)	—	—	—	(10)

Adjusted losses and loss expenses	A	$3,992	$1,614	$226	$2,149	$150	$59	$8,190

Catastrophe losses		(151)	(385)	(3)	(41)	(11)	—	(591)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		256	(1)	76	94	30	(55)	400
Net premiums earned adjustments on PPD—unfavorable (favorable)		(11)	—	40	—	3	—	32
Expense adjustments—unfavorable (favorable)		6	—	(4)	—	(1)	—	1
PPD reinstatement premiums—unfavorable (favorable)		4	—	—	—	—	—	4

PPD—gross of related adjustments—favorable (unfavorable)		255	(1)	112	94	32	(55)	437

CAY loss and loss expense ex Cats	B	$4,096	$1,228	$335	$2,202	$171	$4	$8,036

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,404	$598	$23	$1,677	$99	$142	$3,943
Expense adjustments—favorable (unfavorable)		(6)	—	4	—	1	—	(1)

Policy acquisition costs and administrative expenses, adjusted	D	$1,398	$598	$27	$1,677	$100	$142	$3,942

Denominator
Net premiums earned	E	$6,306	$2,296	$394	$4,268	$335		$13,599
Net premiums earned adjustments on PPD—unfavorable (favorable)		(11)	—	40	—	3		32
PPD reinstatement premiums—unfavorable (favorable)		4	—	—	—	—		4

Net premiums earned excluding adjustments	F	$6,299	$2,296	$434	$4,268	$338		$13,635

P&C combined ratio
Loss and loss expense ratio	A/E	63.3%	70.3%	57.4%	50.4%	44.8%		60.2%
Policy acquisition cost and administrative expense ratio	C/E	22.3%	26.0%	5.9%	39.2%	29.6%		29.0%

P&C combined ratio		85.6%	96.3%	63.3%	89.6%	74.4%		89.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.0%	53.5%	77.3%	51.6%	50.4%		58.9%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.2%	26.0%	6.2%	39.3%	29.9%		28.9%

CAY P&C combined ratio ex Cats		87.2%	79.5%	83.5%	90.9%	80.3%		87.8%

Combined ratio
Combined ratio								89.3%
Add: impact of gains and losses on crop derivatives								-0.1%

P&C combined ratio								89.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Core operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured property losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

NM: Not meaningful.

Glossary	Page 36